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                                                                    Exhibit 23.2
                                                                    ------------

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference of our report on TARP, Inc. and Affiliates dated December 13, 1996 included in the TeleSpectrum Worldwide Inc. Registration Statement on Form 8-K/A filed on January 13, 1997 and to all references to our Firm included in this Registration Statement.


                                                     ARTHUR ANDERSEN LLP



     Philadelphia, Pennsylvania

     January 22, 1997